Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of WealthCraft Systems Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated: March 31, 2008                           By: /s/ Kelly Jay Michael Tallas
                                                    ----------------------------
                                                    Kelly Jay Michael Tallas
                                                    Chief Executive Officer


Dated: March 31, 2008                           By: /s/ Xiao Zhen Li
                                                    ----------------------------
                                                    Xiao Zhen Li
                                                    Chief Financial Officer